Exhibit 99.1

Citi MLP / Midstream Infrastructure Conference August 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA , and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-wholly owned subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow , Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

MarkWest Key Investment Considerations

High-Quality, Diversified Assets

- Leading presence in five core natural gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth and Customer Satisfaction

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 180% (12% CAGR) since IPO
- ~$2.3 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO
- Proven ability to expand organizational capabilities
- Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey

Substantial Growth Opportunities

- 2011 growth capital forecast of $675 million to $700 million (including the $230 million Langley/Ranger acquisition from EQT Corporation)
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt to book capitalization of 44%
  - Debt to Adjusted EBITDA of 3.2x
  - Adjusted EBITDA to Interest Expense of 4.4x
  - Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P.
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Geographic Footprint



Utica Shale
Corporate Office
Marcellus Shale
Woodford Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

● NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - Langley processing expansion
  - Complete Ranger NGL pipeline

● LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- Infrastructure under construction
  - 320 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 50,000 Bbl/d Mariner West ethane projects

■ GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 5

Growth Driven by Customer Satisfaction 6 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest’s Commitment to Resource Plays 7 Net capital investments in emerging resource plays since 2006........... are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

8 Source: Credit Suisse Resource Play Economics

Operations Overview

Javelina Processing Facility Overview 10 Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 29,000 Bbl/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Hydrogen sales Javelina delivers high quality hydrogen to several refiners Steam Methane Reformer owned and operated by Air Products integrated with Javelina operations

Western Oklahoma Overview 11 NGPL PIPELINE CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT Granite Wash Arapaho Plant Foss Lake Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Low and medium pressure service Modern highly fuel efficient and reliable with minimal losses Market Access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), CEGT, and NGPL Gathering System 275 MMcf/d current capacity More than 475 miles of pipe More than 50,000 hp of compression Gas Processing Plant 160 MMcf/d cryogenic gas plant 75 MMcf/d expansion will be online in 3Q11 Highly fuel efficient

Southeast Oklahoma System Overview

- **Competitive advantages**
  - Largest Woodford Shale Gathering System
  - Low pressure, highly reliable and fuel efficient
  - In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market Access**
  - Interconnects to CEGT, CPFS, Enogex, and Arkoma Connector Pipeline with 1.3 Bcf/d of takeaway capacity
  - Arkoma Connector pipeline is a 50/50 joint venture with ArcLight Capital Partners and connects to Midcontinent Express and Gulf Crossing pipelines
- **Gathering System**
  - 550 MMcf/d capacity
  - Incremental expansions ongoing
  - More than 700 miles of mostly large diameter pipe
  - More than 23 compressor stations with 85,000 HP
- **Processing and treating capacity**
  - 100 MMcf/d of third-party, rich-gas processing capacity
  - Three CO_2 treating plants


McIntosh
Pittsburg
Atoka
Coal
Bryan
Choctaw
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY
CPFS PIPELINE
CEGT PIPELINE
ARKOMA CONNECTOR PIPELINE
MEP PIPELINE
GULF CROSSING PIPELINE

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East Texas and Other Southwest Overview 13 Other Southwest 11 gathering systems 4 Intrastate gas pipelines Appleby gathering system Travis Peak Haynesville/Bossier Shale HBP LEGEND NGPL CEGT East Texas Competitive advantages Located in prolific East Texas Basin Cotton Valley, Travis Peak, and Pettit formations Haynesville Shale Currently gathering ~50 MMcf/d and expected to grow Multiple gas and NGL outlets to downstream markets Efficient low-pressure service Separate lean and rich systems Gathering 500 MMcf/d capacity Gas processing 280 MMcf/d cryogenic gas plant

Long-term Appalachian History 14 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Midstream infrastructure under construction Expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley Ranger NGL Pipeline Under Construction Right of Way Fractionation Facility Processing Plant

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 liquids-rich acres
  - Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline
  - 325 MMcf/d gathering capacity
  - More than 200 miles of pipe and 72,000 hp of compression
- **Cryogenic gas processing capacity**
  - 625 MMcf/d current
  - 945 MMcf/d by mid-2012
- **NGL fractionation capacity**
  - 42,000 barrel per day fractionator currently online
  - 60,000 barrel per day fractionator in third quarter of 2011
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States



MARKWEST ENERGY PARTNERS, L.P. 15

Liberty Marcellus Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d



PENNSYLVANIA
Houston
Majorsville
Mobley
Sherwood
WEST VIRGINIA
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I, II, and III	355 MMcf/d
C3 fractionation	42,000 Bbl/day
C3 pipeline	TEPPCO deliveries
NGL Storage	1.3MM bbls
Truck loading	8 bays
Under Construction	
C3+ fractionation (3Q11)	60,000 Bbl/day
Rail Loading (4Q11)	200 Rail Cars

Majorsville Processing Complex	
Majorsville I and II	270 MMcf/d
NGL Pipeline to Houston	

Mobley Processing Complex	
Under Construction	
Mobley I (2Q12)	120 MMcf/d
NGL Pipeline to Majorsville (2Q12)	

Sherwood Processing Complex	
Under Construction	
Sherwood I (3Q12)	200 MMcf/d
NGL Pipeline to Mobley (3Q12)	

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Houston Processing and Fractionation Complex 17

Majorsville Processing Complex 18

In the Heart of the Shale Opportunities 19 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood

Marcellus Ethane 20 The design of Liberty’s midstream infrastructure includes the ability to recover ethane at the processing complexes and to transport ethane in the NGL gathering system Upon installation of ethane fractionation at the Houston complex, Liberty will be the central production point to deliver ethane into the ethane pipeline projects Liberty currently has the processing capacity to recover more than 40,000 barrels per day of ethane 15,000 Bbl/d of ‘must recover’ 25,000 Bbl/d of ‘optional recover’ By mid-2012, Liberty’s processing capacity will increase to recover up to 70,000 barrels per day of ethane 30,000 Bbl/d of ‘must recover’ 40,000 Bbl/d of ‘optional recover’ Marcellus Ethane Production Versus Future Ethane Fractionation Capacity Source: Wells Fargo 0 20 40 60 80 100 120 2010A 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E Ethane Volumes (MBbls/d) Total Recoverable Ethane MWE Fractionation Expansion MWE + Dominion Fractionation Expansion Ethane not extracted (blended with low BTU gas)

Mariner West MarkWest Liberty will modify its processing complexes to recover ethane and will install de-ethanization at the Houston fractionation complex MarkWest Liberty will construct a 45-mile liquid ethane pipeline to connect to the Sunoco pipeline system Sunoco Logistics will utilize its existing pipeline network to deliver purity ethane to markets in Sarnia, Ontario, Canada The pipeline will have initial capacity of up to 50,000 Bbl/day In July 2011, Sunoco Logistics announced a 30-day, binding open season Mariner West would be operational by mid-2013 21 A purity-ethane project to petrochem markets in Sarnia, Ontario, Canada

Mariner East

A purity-ethane project to premium Gulf Coast markets

- MarkWest Liberty will modify its processing complexes to recover ethane and will install de-ethanization at the Houston fractionation complex
- MarkWest Liberty will construct a 45-mile liquid ethane pipeline
- Sunoco Logistics will convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service
  - The pipeline will have capacity of approximately 50,000 bbl/day
- Sunoco Logistics will construct refrigerated ethane storage facilities and load it onto refrigerated LPG carriers
  - LPG carriers will transport the ethane to Gulf Coast markets
- Mariner East would be operational in mid-2013


Sunoco 8" Pipeline
Sunoco Philadelphia Storage and Docks
Houston Fractionator
New MarkWest Liberty Houston to Delmont Pipeline

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Financial Overview

2011 DCF and Capital Forecast

2011 DCF forecast of $300 million to $330 million

2011 capital forecast of $675 million to $700 million*



Southwest
$85 to $90
Northeast
$270 to $280
Liberty
$320 to $330

Liberty

- Liquids-rich gas gathering system
- Houston III processing plant
- Majorsville II processing plant
- Mobley I processing plant
- Sherwood I processing plant
- Fractionation facility
- NGL pipeline
- Railyard / truck loading facility

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

EQT Acquisition:

- Langley processing complex
- ~28,000 horsepower of compression
- Partially constructed Ranger NGL pipeline

Southwest

- Arapaho III processing plant
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

* Includes the $230 million Langley/Ranger acquisition from EQT

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Capital Markets and Liquidity Update MarkWest focuses on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position In 2011, the Partnership has completed two equity offerings and two senior note offerings for combined net proceeds of $815 million The proceeds were used to fund the $230 million EQT acquisition as well as the refinancing of $275 million of the 2016 senior notes and $166 million of the 2018 senior notes The refinancing resulted in a reduction of annual interest expense of approximately $6 million dollars and significantly extended the maturity of the Partnership’s debt, with the next maturity in 2018 Overall, the Partnership’s weighted average cost of capital has come down by more than 200 basis points in the past year, and the Partnership has funded its capital requirements well in advance of its needs 25 As of early August, MarkWest had nearly $720 million of liquidity to fund capital expenditures

Capital Structure ($ in millions) As of December 31, 2010 As of June 30, 2011 Pro Forma As of June 30, 2011 (1) Cash $ 67.5 $ 95.0 $ 92.3 Credit Facility – 246.5 61.4 8-1/2% Senior Notes due 2016 274.3 2.8 – 8-3/4% Senior Notes due 2018 499.1 333.8 333.8 6-3/4% Senior Notes due 2020 500.0 500.0 500.0 6-1/2% Senior Notes due 2021 – 499.0 499.0 Total Debt $ 1,273.4 $ 1,582.1 $ 1,394.2 Total Equity $ 1,536.0 $ 1,582.4 $ 1,767.5 Total Capitalization $ 2,809.4 $ 3,164.5 $ 3,161.7 LTM Adjusted EBITDA (2) $ 333.1 $ 388.2 $ 388.2 Total Debt / Capitalization 45% 50% 44% Total Debt / LTM Adjusted EBITDA (3) 3.5x 3.6x 3.2x Adjusted EBITDA / Interest Expense (3) 3.5x 4.0x 4.4x Pro forma for net proceeds from July 2011 equity offering of approximately $185 million and the repurchase of the remaining $2.8 million of our 2016 Senior Notes. Adjusted EBITDA is calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA to net income (loss). Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 26

Strong Distribution Growth and Unit Performance 27 * Distributions have been annualized $50.00 $0.00 $10.00 $20.00 $30.00 $40.00 Unit Price ($) 180% Distribution Growth since IPO in May 2002 (12% CAGR) 27 Distribution per Common Unit

Cost of Equity Capital Source: Morgan Stanley / FactSet 28 0% 2% 4% 6% 8% 10% 12% 14% ETP KMP GLP NKA EEP BWP NS PAA TLP HEP DPM XTEX CMLP NGLS SXL RGNC SEP WPZ EROC PNG TCLP CPNO OKS GEL APL BPL EPB MWE EPD CHKM MMP WES Cost of Equity Capital Common Unit Yield IDR Load

Risk Management Program 29 2011 – 2014 Combined Hedge Percentage NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. Six months ended June 30, 2011 Net Operating Margin including Hedges Six months ended June 30, 2011 Net Operating Margin by Contract Type Fully Hedged Fee-Based / Hedged 73% Fee-Based 37% Keep-Whole 34% POP&POI 29% Commodity Based 27% Percentage Hedged

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-of-class midstream services for our producer customers Preserve strong financial profile Deliver superior and sustainable total returns EXECUTE, EXECUTE, EXECUTE !!! 30

Appendix 31

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2010 Six months ended June 30, 2011 Net income $ 31.1 $ 14.5 Depreciation, amortization, impairment, and other non-cash operating expenses 167.7 98.2 Loss on redemption of debt, net of tax benefit 42.0 39.5 Non-cash (earnings) loss from unconsolidated affiliates (1.6) 0.8 Distributions from unconsolidated affiliates 2.5 0.3 Non-cash derivative activity 23.9 24.1 Non-cash compensation expense 7.5 2.7 Provision for income tax – deferred (4.5) (3.6) Cash adjustment for non-controlling interest of consolidated subsidiaries (30.6) (28.1) Revenue deferral adjustment – 10.4 Other 13.1 6.2 Maintenance capital expenditures, net of joint venture partner contributions (10.0) (5.9) Distributable cash flow (DCF) $ 241.1 $ 159.1 Total distributions declared for period $ 186.0 $ 105.8 Distribution coverage ratio (DCF / Total distributions declared) 1.30x 1.50x 32

Reconciliation of Adjusted EBITDA ($ in millions) Year ended December 31, 2009 Year ended December 31, 2010 LTM ended June 30, 2011 Net income (loss) $ (113.4) $ 31.1 $ (47.4) Non-cash compensation expense 3.9 7.5 5.2 Non-cash derivative activity 222.8 24.7 113.4 Interest expense 1 94.6 105.2 109.8 Depreciation, amortization, impairments, and other non-cash operating expenses 144.4 167.7 187.0 Loss on redemption of debt – 46.3 89.6 Provision for income tax (42.0) 3.2 (16.6) Gain on sale of unconsolidated affiliate (6.8) – – Adjustment for cash flow from unconsolidated affiliate (1.7) 1.0 2.3 Adjustment related to non-wholly owned, consolidated subsidiaries (22.6) (52.3) (53.6) Other – (1.3) (1.5) Adjusted EBITDA $ 279.2 $ 333.1 $ 388.2 (1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer. 33

Reconciliation of Net Operating Margin ($ in millions) Year ended December 31, 2010 Six months ended June 30, 2011 Income (loss) from operations $ 188.5 $ 133.2 Facility expense 151.4 40.7 Derivative activity 80.4 (37.9) Revenue deferral adjustment – 2.4 Selling, general and administrative expenses 75.3 18.6 Depreciation 123.2 37.2 Amortization of intangible assets 40.8 10.8 Loss on disposal of property, plant, and equipment 3.1 2.4 Accretion of asset retirement obligations 0.2 0.3 Net operating margin $ 662.9 $ 207.7 34

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 35